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                                                                   Exhibit 23.04
                                                                   -------------


                                                         [LOGO]  ARTHUR ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 14, 2001, included in the SkyMall, Inc.'s Form 10-K/A for the year ended December 31, 2000 and to all references to our firm included in the registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona
June 11, 2001